Exhibit 10.1
SECURITIES PURCHASE AGREEMENT
     This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of February 24, 2009, is by and between CapitalSouth Bancorp, a Delaware corporation and a registered bank holding company (the “Company”), and James C. Bowen a resident of the State of Florida (“Bowen”).
R E C I T A L S:
     A. Prior to the date hereof, the Company issued to Bowen that certain Promissory Note in the original principal amount of $1,500,000, dated September 14, 2007, made by the Company in favor of Bowen, a copy of which is attached hereto as Exhibit A (the “Pledged Note”).
     B. Pursuant to that certain Restructuring Agreement by and between the Company and Bowen dated September 30, 2008 (the “Restructuring Agreement”), the Company and Bowen agreed that the outstanding principal balance of the Pledged Note, and all accrued but unpaid interest thereon, shall be converted into (i) a new promissory note in the amount of $500,000 to be made by the Company in favor of Bowen, and (ii) the maximum number of shares of common stock of the Company which may be purchased at the subscription price established under the Rights Offering (as defined below) for $1,000,000, or such lesser amount which is necessary to cause the total stock holdings of Bowen in the Company, after such purchase, to equal 9.9% of the outstanding common stock of the Company.
     C. The effectiveness of the Restructuring Agreement was contingent upon, among other things, completion of an offering to current stockholders of the Company of non-transferable subscription rights to purchase shares of the Company’s common stock (the “Rights Offering”). The Rights Offering closed on January 20, 2009, and the subscription price under the Rights Offering was $2.00 per share.
A G R E E M E N T:
     NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     Section 1. Conversion of Note.
          A. The Company and Bowen hereby agree that the outstanding principal amount of the Pledged Note, and all accrued but unpaid interest thereon, is hereby converted into (i) a new promissory note in the amount of $500,000 to be made by the Company in favor of Bowen with an interest rate of LIBOR plus two percent (2%), paid quarterly, in substantially the same form as attached hereto as Exhibit B (“Bowen Note II”), (ii) 285,000 shares of common stock of the Company, which will cause the total stock holdings of Bowen in the Company, after such purchase, to equal 9.9% of the outstanding common stock of the Company (the “Conversion Shares”), and (iii) a new promissory note in the amount of $430,000 to be made by the Company in favor of Bowen with an interest rate of LIBOR plus two percent (2%), paid quarterly, in substantially the same form as attached hereto as Exhibit C (“Bowen Note III”), which represents the difference between the price paid for the Conversion Shares and $1,000,000.
          B. The Company shall deliver a stock certificate evidencing the Conversion Shares plus, in lieu of any fractional share of common stock of the Company to which Bowen would otherwise be entitled, cash based on the Conversion Price, as soon as practicable following the date hereof.
          C. The Pledged Note is hereby terminated in its entirety and is null and void.
     Section 2. Representations and Warranties.
          A. Representations and Warranties of Bowen. Bowen represents and warrants to the Company as of the date hereof as follows:
               (i) Bowen is an individual resident in the State of Florida.
               (ii) Bowen has full legal right, power and authority to enter into this Agreement and has full legal right, power and authority to convert the outstanding principal amount of the Pledged Note, and all accrued but unpaid interest thereon, into Bowen Note II, the Conversion Shares and Bowen Note III.
               (iii) There are no actions, suits, or proceedings (including, without limitation, any condemnation or bankruptcy proceedings), in law or equity, pending or threatened against or affecting Bowen or the Pledged Note which may adversely affect the validity or enforceability of this Agreement, at law or in equity.
               (iv) This Agreement constitutes the valid and binding obligation of Bowen, enforceable against Bowen in accordance with its terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.
               (v) Bowen is and reasonably expects to continue to be an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Act.
               (vi) Bowen is voluntarily converting the outstanding principal amount of the Pledged Note, and all accrued but unpaid interest thereon, into Bowen Note II, the Conversion Shares and Bowen Note III.
               (vii) In connection with the conversion contemplated hereby, Bowen has had an opportunity to read carefully that certain Registration Statement on Form S-1 filed with the SEC on June 11, 2008, Registration No. 333-151605, as amended through the date hereof (the “Registration Statement”), relating to the Company’s Rights Offering, and the exhibits and annexes thereto, and is fully familiar with the contents thereof.

               (viii) No written or oral representations or warranties have been made to Bowen other than those contained in the Registration Statement and Bowen has not relied upon any representation or warranty not contained in the Registration Statement in making the decision to convert a portion of the outstanding principal amount of the Pledged Note, and the accrued but unpaid interest thereon, into the Conversion Shares pursuant to this Agreement.
               (ix) Bowen has such knowledge and experience in financial and business matters that Bowen is capable of evaluating the merits and risks of the conversion a portion of the outstanding principal amount of the Pledged Note, and the accrued but unpaid interest thereon, into the Conversion Shares pursuant to this Agreement.
               (x) Bowen has consulted with legal counsel, tax advisors or other third parties of his choice in connection with the conversion of a portion of the outstanding principal amount of the Pledged Note, and the accrued but unpaid interest thereon, into the Conversion Shares pursuant to this Agreement.
               (xi) Bowen is acquiring the Conversion Shares for his own account, with the intention of holding the Conversion Shares for investment and with no present intention of participating, directly or indirectly, in a distribution of the Conversion Shares, and he will not make any sale, transfer or other disposition of the Securities for a period of six months from the date he receives the Conversion Shares.
               (xii) Bowen is familiar with the business in which the Company is engaged, and based upon his knowledge and experience in financial and business matters: he is familiar with the investments of the type that he is undertaking to purchase; he is fully aware of the problems and risks involved in making an investment of this type, including, without limitation, the risks described under the heading “Risk Factors” in the Registration Statement, and that an investment in the Conversion Shares involves a high degree of risk; he is capable of evaluating the merits and risks of this investment; and he has determined that the purchase of the Conversion Shares is consistent with his investment objectives.
               (xiii) Bowen confirms that all documents, records, and books pertaining to the Company have been made available to Bowen and, to the extent he desired to do so, he has been given an opportunity to make further inquiries of the Company and its representatives with respect to the Company and the conversion contemplated hereby.
          B. Representations and Warranties of the Company. The Company represents and warrants to Bowen as of the date hereof as follows:
               (i) The Company has full legal right, power and authority to enter into this Agreement and has full legal right, power and authority to issue the Conversion Shares.
               (ii) There are no actions, suits or proceedings (including, without limitation, any condemnation or bankruptcy proceedings), in law or equity, pending or threatened against or affecting the Company or the Conversion Shares which may adversely affect the enforceability or validity of this Agreement.

               (iii) This Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.
               (iv) All of the Conversion Shares have been duly authorized for issuance, and, when issued and distributed in accordance with this Agreement, will be validly issued, fully paid and non-assessable.
               (v) The Company has received approval to enter into the Restructuring Agreement and the transactions contemplated thereby from the Federal Reserve Bank of Atlanta and the Alabama State Banking Department.
          C. Survival or Representations and Warranties and Acknowledgments. The representations and warranties of the parties contained in this Section 2 shall survive the conversion of the outstanding principal amount of the Pledged Note, and all accrued but unpaid interest thereon, into Bowen Note II, the Conversion Shares and Bowen Note III pursuant to this Agreement.
     Section 3. Further Assurances. Each of the parties hereto hereby agrees to from time to time execute and deliver, or cause to be executed and delivered, such additional or further instruments, and do or cause to be done such further acts, as any other party hereto may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.
     Section 4. Public Statements. Neither the Company nor Bowen shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed, except if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations (including, without limitation, any filings required by the SEC), in which case the disclosing party shall consult in advance with respect to such disclosure with the other party to the extent reasonably practicable.
     Section 5. Regulatory Filing. If the Company or Bowen determines a filing is or may be required under applicable law in connection with the transactions contemplated hereunder, the Company and Bowen shall use commercially reasonable efforts to promptly prepare and file all necessary documentation and to effect all applications that are necessary or advisable under applicable law with respect to the transactions contemplated hereunder.
     Section 6. Indemnification.
          A. Bowen Indemnity. Bowen agrees to indemnify and hold harmless the Company and its respective affiliates, officers, directors, employees and shareholders (other than Bowen and his successors in interest), and their successors and assigns from, against and with respect to any and all losses, claims, shortages, damages, liabilities, and expenses (including reasonable attorneys’ fees) (“Losses”) arising out of or in any manner incident, relating or attributable to any breach of, or failure by Bowen to perform or observe in full, any covenant, agreement or condition to be performed or observed by Bowen under this Agreement.
          B. Company Indemnity. The Company agrees to indemnify and hold harmless Bowen and his successors and assigns from, against and with respect to any and all Losses arising out of or in any manner incident, relating or attributable any breach of, or failure by the Company to perform or observe in full, any covenant, agreement or condition to be performed or observed by the Company under this Agreement.
     Section 7. Assignment; Binding Effect. This Agreement may not be assigned by Bowen without the express prior written consent of the Company. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, administrators, executors, personal and legal representatives, successors and assigns.
     Section 8. Entire Agreement; Amendment. This Agreement represents the entire understanding and agreement between the parties with respect to the subject matter hereof and shall supersede any prior agreements and understandings between the parties with respect to that subject matter. This Agreement may not be amended, modified or changed, in whole or in part, except by a written instrument signed by both of the parties hereto.
     Section 9. Notices. Any notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery), or sent by registered or certified mail, postage pre-paid, return receipt requested, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
If to Bowen, to:
James C. Bowen
1108 Ten Mile Rd.
Fitzgerald, GA 31750
If to the Company, to:
CapitalSouth Bancorp
2340 Woodcrest Place
Birmingham, AL 35209
Attention: W. Dan Puckett
     Section 10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Alabama, without regard to principles governing conflicts of law.
     Section 11. Venue. All actions with respect to this Agreement may be instituted in the Circuit Courts of the State of Alabama sitting in Jefferson County, Alabama, or the United States District Court for the Northern District of Alabama sitting in Birmingham, Alabama, and by execution and delivery of this Agreement, the parties irrevocably and unconditionally submit to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waive: (1) any objection the parties might now or hereafter have to the venue in any such court; and (2) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.
     Section 12. WAIVER OF RIGHT TO JURY TRIAL. The parties desire to avoid the additional time and expense related to a jury trial of any disputes arising under this Agreement. Accordingly, with respect to any such dispute, Bowen and the Company each hereby waive their right to a trial by jury and consent to the granting of such legal or equitable relief as is deemed appropriate by the judge of a court of competent jurisdiction. The parties acknowledge and agree that this waiver is knowingly, freely and voluntarily given, is made after opportunity to consult with counsel about this waiver and is in the best interests of each party.
     Section 13. Substitution of Note. This Agreement is made in substitution of, and not in payment or novation of, the Pledged Note. A portion of the Pledged Note has been converted into Bowen Note II, and the remaining balance of the Pledged Note has been converted into the Conversion Shares and Bowen Note III pursuant to this Agreement.
     Section 14. Interpretation. In the event of any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
     Section 15. Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.
     Section 16. Expenses. Each of Bowen and the Company will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with the drafting, negotiation, performance and modification of this Agreement and the transactions contemplated hereby. If either party shall at any time be in breach hereunder and the other party shall deem it necessary to engage attorneys to enforce his or its rights hereunder, the prevailing party in any such litigation or proceeding shall be reimbursed by the other party for its reasonable expenses incurred thereby, including but not limited to court costs and reasonable attorney’s fees.
     Section 17. Section Headings; Counterparts. The section headings contained herein are for convenience of reference only and are not to be considered in interpreting or construing this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Agreement for purposes of execution or otherwise, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.
     Section 18. Effective Date. The conversion of the outstanding principal amount of the Pledged Note, and all accrued but unpaid interest thereon, into Bowen Note II, the Conversion Shares and Bowen Note III and all other transactions contemplated hereby shall be effective as of the date of this Agreement.
(Signature Page Follows)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:

CAPITALSOUTH BANCORP

By:	/s/ W. Dan Puckett

Name:	W. Dan Puckett
Title:	Chairman and Chief Executive Officer

BOWEN:

/s/ James C. Bowen

James C. Bowen

Exhibit A
Pledged Note

A-1

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION INCLUDING, WITHOUT LIMITATION, ALABAMA, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ANY MANNER UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND THE SECURITIES LAWS OF ANY APPLICABLE JURISDICTIONS OR UNLESS PURSUANT TO AN EXEMPTION THEREFROM.
PROMISSORY NOTE

Birmingham, Alabama
$1,500,000.00	September 14, 2007
     For value received, CapitalSouth Bancorp, a Delaware corporation (the “Surviving Corporation”), promises to pay to Jake Bowen, an individual resident of the State of Florida (the “Holder”), at such place as the Holder may designate from time to time in writing, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($1,500,000.00) with interest on the unpaid balance thereof from the date hereof until paid in full. Interest shall accrue on the outstanding principal balance from the date hereof until paid at a variable per annum rate equal to fifty (50) basis points above the LIBOR Rate (as defined herein). The interest rate accruing on the principal balance of this Note shall be set as of the date hereof and adjusted on the first (1st) day of each calendar month thereafter during the term of this Note (each such day being hereinafter referred to as a “Change Date”). The “LIBOR Rate” shall mean the London Interbank Offered Rate, as published in The Wall Street Journal for deposits of United States Dollars. The LIBOR Rate shall be determined by the Holder and shall be based upon the then applicable one-month LIBOR Rate on each respective Change Date. In the event that any Change Date falls on a day on which The Wall Street Journal is not published or the LIBOR Rate is not available, the LIBOR Rate shall be determined from the immediately preceding edition of The Wall Street Journal in which the LIBOR Rate is available. If the LIBOR Rate is no longer published in the Wall Street Journal or is no longer available, the Holder will select a new index that is reasonably determined by the Holder to be comparable to the LIBOR Rate. On the 14th day of September, 2012, any and all amounts due under this Note, including but not limited to, any outstanding principal and accrued but unpaid interest, shall be immediately due and payable by the Surviving Corporation (the “Maturity Date”). This Note is the “Pledged Bowen Promissory Note” contemplated by the Agreement and Plan of Merger by and between the Surviving Corporation and Monticello Bancshares, Inc. and joined into by the Holder (the “Merger Agreement”) and the Non-Recourse Indemnity and Security Agreement entered into by and between CapitalSouth Bank, an Alabama banking corporation and the Holder, and joined in by the Surviving Corporation (the “Indemnity Agreement”). Capitalized terms used in this Note and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement or the Indemnity Agreement unless the context clearly requires otherwise.

     Surviving Corporation promises to pay accrued interest on the outstanding principal sum of this Note on the 1st day of each calendar quarter (or if not a business day, the next business day) hereafter commencing January 1, 2008, and at final maturity of the principal sum. The outstanding principal sum of this Note on which interest shall accrue and be payable may be reduced by Surviving Corporation in accordance with the terms of the Indemnity Agreement
     Surviving Corporation promises to pay the principal sum of this Note in 1 quarterly installment of principal in the amount of $300,000 and three quarterly installments of principal in the amount of $400,000; provided, however, that Surviving Corporation may, in its sole discretion, reduce such quarterly installments of principal in accordance with the reduction, if any, of the outstanding principal sum of this Note pursuant to the terms of the Indemnity Agreement. The first such installment shall be due and payable on January 1, 2012, and another such installment shall be due and payable on the 1st day of each of April and July thereafter until September 14, 2012, at which time the final installment of principal and all other sums due under this Note, if not sooner paid, shall be due and payable.
     The Surviving Corporation may pay in advance the principal sum of this loan, in whole or in part, with accrued interest to the date of prepayment, without penalty or fee.
     It is hereby agreed that if default be made in the payment of this Note or any part hereof or any interest hereon and such remains uncured for a period of ten (10) days or more after written notice from the Holder to the Surviving Corporation at its address as provided for in the Agreement, or if the Surviving Corporation shall become bankrupt or insolvent, then, at the option of the Holder, the entire unpaid principal balance of this Note, with accrued interest thereon, shall become due and payable in full, time being of the essence of this instrument and thereafter the unpaid principal balance hereof shall bear interest at a fixed rate of 8% per annum.
     The Surviving Corporation waives demand, presentment, protest, notice of protest, suit and all other requirements necessary to hold it liable, and the Surviving Corporation agrees that time of payment may be extended or renewal notes taken or other indulgences granted without notice of, or consent to, such action, and without release of liability. The Surviving Corporation agrees to pay after default all costs of collecting or securing or attempting to collect or secure this Note, including reasonable attorneys’ fees.
     The provisions hereof are binding on the successors and assigns of the Surviving Corporation, and shall inure to the benefit of the Holder, his heirs, executors, administrators and assigns.
     THIS NOTE IS SUBJECT TO THE TERMS OF THAT CERTAIN NON-RECOURSE INDEMNITY AND SECURITY AGREEMENT, TO WHICH THE HOLDER, OR HIS OR ITS PREDECESSOR IN INTEREST, IS A PARTY, WHICH AGREEMENT PROVIDES FOR CERTAIN RESTRICTIONS ON TRANSFER. SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE SURVIVING CORPORATION AND AFFECTS THE TRANSFERABILITY OF THE NOTE.

     All rights and remedies of the Holder hereunder and under any statute or rule of law shall be cumulative and may be exercised successively or concurrently. This Note shall be governed by and construed in accordance with the laws of the State of Alabama.
     THE SURVIVING CORPORATION HEREBY UNCONDITIONALLY WAIVES SURVIVING CORPORATION’S RIGHT TO A JURY TRIAL ON ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS NOTE. IN THE EVENT OF LITIGATION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     All actions with respect to this Note may be instituted in the Circuit Courts of the State of Alabama sitting in Jefferson County, Alabama, or the United States District Court for the Northern District of Alabama sitting in Birmingham, Alabama, as the Holder might elect from time to time, and by execution and delivery of this Note, Surviving Corporation irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waives: (1) any objection the undersigned might now or hereafter have to the venue in any such court; and (2) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

CAPITALSOUTH BANCORP

/s/ W. Dan Puckett

By:	W. Dan Puckett
Its:	Chairman and Chief Executive Officer

Exhibit B
Bowen Note II

B-1

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION INCLUDING, WITHOUT LIMITATION, ALABAMA, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ANY MANNER UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND THE SECURITIES LAWS OF ANY APPLICABLE JURISDICTIONS OR UNLESS PURSUANT TO AN EXEMPTION THEREFROM.
PROMISSORY NOTE

Birmingham, Alabama
$500,000.00	February 24, 2009
     For value received, CapitalSouth Bancorp, a Delaware corporation (the “Company”), promises to pay to Jake Bowen, an individual resident of the State of Florida (the “Holder”), at such place as the Holder may designate from time to time in writing, the principal sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00) with interest on the unpaid balance thereof from the date hereof until paid in full. Interest shall accrue on the outstanding principal balance from the date hereof until paid at a variable per annum rate equal to the LIBOR Rate (as defined herein) plus 2.0%. The interest rate accruing on the principal balance of this Note shall be set as of the date hereof and adjusted on the first (1st) day of each calendar month thereafter during the term of this Note (each such day being hereinafter referred to as a “Change Date”). The “LIBOR Rate” shall mean the London Interbank Offered Rate, as published in The Wall Street Journal for deposits of United States Dollars. The LIBOR Rate shall be determined by the Holder and shall be based upon the then applicable one-month LIBOR Rate on each respective Change Date. In the event that any Change Date falls on a day on which The Wall Street Journal is not published or the LIBOR Rate is not available, the LIBOR Rate shall be determined from the immediately preceding edition of The Wall Street Journal in which the LIBOR Rate is available. If the LIBOR Rate is no longer published in The Wall Street Journal or is no longer available, the Holder will select a new index that is reasonably determined by the Holder to be comparable to the LIBOR Rate.
     This Note is the “Pledged Note” contemplated by the Agreement and Plan of Merger by and between the Company and Monticello Bancshares, Inc. and joined into by the Holder (the “Merger Agreement”) and the Amended Non-Recourse Indemnity and Security Agreement entered into by and between CapitalSouth Bank, an Alabama banking corporation and the Holder, and joined in by the Company (the “Indemnity Agreement”). Capitalized terms used in this Note and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement or the Indemnity Agreement unless the context clearly requires otherwise.
     On the 1st day of January, 2012, any and all amounts due under this Note, including but not limited to, any outstanding principal and accrued but unpaid interest shall be immediately due and payable by the Company (the “Maturity Date”).
     The Company promises to pay accrued interest on the outstanding principal sum of this Note on the 1st day of each calendar quarter (or if not a business day, the next business day) hereafter commencing April 1, 2009, and at final maturity of the principal sum.
     The Company may pay in advance the principal sum of this loan, in whole or in part, with accrued interest to the date of prepayment, without penalty or fee.
     It is hereby agreed that if default is made in the payment of this Note or any part hereof or any interest hereon and such remains uncured for a period of ten (10) days or more after written notice from the Holder to the Company at its address as provided for in the Merger Agreement, or if the Company shall become bankrupt or insolvent, then, at the option of the Holder, the entire unpaid principal balance of this Note, with accrued interest thereon, shall become due and payable in full at the option of the Holder, time being of the essence of this instrument and thereafter the unpaid principal balance hereof shall bear interest at a fixed rate of 8% per annum.
     The Company waives demand, presentment, protest, notice of protest, suit and all other requirements necessary to hold it liable, and the Company agrees that time of payment may be extended or renewal notes taken or other indulgences granted without notice of, or consent to, such action, and without release of liability. The Company agrees to pay after default all costs of collecting or securing or attempting to collect or secure this Note, including reasonable attorneys’ fees.
     The provisions hereof are binding on the successors and assigns of the Company, and shall inure to the benefit of the Holder, his heirs, executors, administrators and assigns.
     THIS NOTE IS SUBJECT TO THE TERMS OF THAT CERTAIN AMENDED NON-RECOURSE INDEMNITY AND SECURITY AGREEMENT, TO WHICH THE HOLDER, OR HIS OR ITS PREDECESSOR IN INTEREST, IS A PARTY, WHICH AGREEMENT PROVIDES FOR CERTAIN RESTRICTIONS ON TRANSFER. SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE SURVIVING CORPORATION AND AFFECTS THE TRANSFERABILITY OF THE NOTE.
     All rights and remedies of the Holder hereunder and under any statute or rule of law shall be cumulative and may be exercised successively or concurrently. This Note shall be governed by and construed in accordance with the laws of the State of Alabama.
     THE CORPORATION HEREBY UNCONDITIONALLY WAIVES CORPORATION’S RIGHT TO A JURY TRIAL ON ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS NOTE. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     All actions with respect to this Note may be instituted in the Circuit Courts of the State of Alabama sitting in Jefferson County, Alabama, or the United States District Court for the Northern District of Alabama sitting in Birmingham, Alabama, as the Holder might elect from time to time, and by execution and delivery of this Note, Company irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waives: (1) any objection the undersigned might now or hereafter have to the venue in any such court; and (2) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.
     This Note is given in substitution of, and not in payment or novation of, that certain Promissory Note, dated September 14, 2007, in the amount of $1,500,000 (the “Original Note”). A portion of the Original Note has been converted into common stock of the Company and certain promissory notes, including this Note, have been issued with respect to the remaining balance thereof.

CAPITALSOUTH BANCORP

By:	[EXHIBIT ONLY]

Name:	W. Dan Puckett
Its:	Chairman and Chief Executive Officer

Exhibit C
Bowen Note III

C-1

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION INCLUDING, WITHOUT LIMITATION, ALABAMA, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ANY MANNER UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND THE SECURITIES LAWS OF ANY APPLICABLE JURISDICTIONS OR UNLESS PURSUANT TO AN EXEMPTION THEREFROM.
CONVERTIBLE PROMISSORY NOTE

Birmingham, Alabama
$430,000.00	February 24, 2009
     For value received, CapitalSouth Bancorp, a Delaware corporation (the “Company”), promises to pay to Jake Bowen, an individual resident of the State of Florida (the “Holder”), at such place as the Holder may designate from time to time in writing, the principal sum of Four Hundred Thirty Thousand and 00/100 Dollars ($430,000.00) with interest on the unpaid balance thereof from the date hereof until paid in full. Interest shall accrue on the outstanding principal balance from the date hereof until paid at a variable per annum rate equal to the LIBOR Rate (as defined herein) plus 2.0%. The interest rate accruing on the principal balance of this Note shall be set as of the date hereof and adjusted on the first (1st) day of each calendar month thereafter during the term of this Note (each such day being hereinafter referred to as a “Change Date”). The “LIBOR Rate” shall mean the London Interbank Offered Rate, as published in The Wall Street Journal for deposits of United States Dollars. The LIBOR Rate shall be determined by the Holder and shall be based upon the then applicable one-month LIBOR Rate on each respective Change Date. In the event that any Change Date falls on a day on which The Wall Street Journal is not published or the LIBOR Rate is not available, the LIBOR Rate shall be determined from the immediately preceding edition of The Wall Street Journal in which the LIBOR Rate is available. If the LIBOR Rate is no longer published in The Wall Street Journal or is no longer available, the Holder will select a new index that is reasonably determined by the Holder to be comparable to the LIBOR Rate.
     Any and all amounts due under this Note, including but not limited to, any outstanding principal and accrued but unpaid interest shall be immediately due and payable by the Company on the earlier of (i) the 1st day of January, 2012, or (ii) the date Bowen receives approval to purchase the Additional Shares (as defined below) pursuant to a Notice of Change in Control filed by Bowen with the Board of Governors of the Federal Reserve System (the “FRB”) (the “Maturity Date”).
     Interest shall be payable on the Maturity Date. The Company may pay in advance the principal sum of this loan, in whole or in part, with accrued interest to the date of prepayment, without penalty or fee.
     This Note is “Bowen Note III” contemplated by the Securities Purchase Agreement by and between the Company and Bowen dated as of the date hereof (the “Securities Purchase Agreement”). Capitalized terms used in this Note and not otherwise defined shall have the meanings ascribed to them in the Securities Purchase Agreement unless the context clearly requires otherwise.
     Upon receipt of approval by the FRB of a Notice in Change in Control filed by Bowen and his affiliates with respect to the Additional Shares (as defined in the Securities Purchase Agreement), the then outstanding principal balance of this Note and all accrued but unpaid interest thereon shall automatically convert into 215,000 shares of common stock of the Company, or if the FRB approves a lesser amount, the amount of shares of common stock of the Company actually approved by the FRB (the

“Conversion Shares”). Upon conversion of this Note, Bowen shall surrender this Note, duly endorsed, at the principal office of the Company. The Company will, as soon as practicable thereafter, issue and deliver to Bowen a certificate for the Conversion Shares. If the FRB approves an amount of shares to be purchased by Bowen which is less than 215,000 shares, then, in addition to delivering a new certificate for the Conversion Shares, the Company will deliver a new promissory note to Bowen in the amount of the difference between (i) $430,000 and (ii) the amount of the Conversion Shares multiplied by $2.00 per share, on terms mutually agreed upon by the parties.
     It is hereby agreed that if default is made in the payment of this Note or any part hereof or any interest hereon and such remains uncured for a period of ten (10) days or more after written notice from the Holder to the Company, or if the Company shall become bankrupt or insolvent, then, at the option of the Holder, the entire unpaid principal balance of this Note, with accrued interest thereon, shall become due and payable in full at the option of the Holder, time being of the essence of this instrument and thereafter the unpaid principal balance hereof shall bear interest at a fixed rate of 8% per annum.
     The Company waives demand, presentment, protest, notice of protest, suit and all other requirements necessary to hold it liable, and the Company agrees that time of payment may be extended or renewal notes taken or other indulgences granted without notice of, or consent to, such action, and without release of liability. The Company agrees to pay after default all costs of collecting or securing or attempting to collect or secure this Note, including reasonable attorneys’ fees.
     The provisions hereof are binding on the successors and assigns of the Company, and shall inure to the benefit of the Holder, his heirs, executors, administrators and assigns.
     All rights and remedies of the Holder hereunder and under any statute or rule of law shall be cumulative and may be exercised successively or concurrently. This Note shall be governed by and construed in accordance with the laws of the State of Alabama.
     THE CORPORATION HEREBY UNCONDITIONALLY WAIVES CORPORATION’S RIGHT TO A JURY TRIAL ON ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS NOTE. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     All actions with respect to this Note may be instituted in the Circuit Courts of the State of Alabama sitting in Jefferson County, Alabama, or the United States District Court for the Northern District of Alabama sitting in Birmingham, Alabama, as the Holder might elect from time to time, and by execution and delivery of this Note, Company irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waives: (1) any objection the undersigned might now or hereafter have to the venue in any such court; and (2) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.
     This Note is given in substitution of, and not in payment or novation of, that certain Promissory Note, dated September 14, 2007, in the amount of $1,500,000 (the “Original Note”). A portion of the Original Note has been converted into common stock of the Company and certain promissory notes, including this Note, have been issued with respect to the remaining balance thereof.

CAPITALSOUTH BANCORP

By:	[EXHIBIT ONLY]

Name:	W. Dan Puckett
Its:	Chairman and Chief Executive Officer